UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 18, 2010

CKE Restaurants, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11313	33-0602639
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6307 Carpinteria Ave., Ste. A, Carpinteria, California		93013
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(805) 745-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 19, 2010, CKE Restaurants, Inc. (the "Company") issued a press release announcing that, on April 18, 2010, the Company received a formal binding offer for the acquisition of the Company in which the Company’s stockholders would receive $12.55 per share in cash from the party previously designated as an "Excluded Party" ("Excluded Party"), as such term is defined in the Agreement and Plan of Merger, dated as of February 26, 2010, by and among the Company, Western Acquisition Holdings, Inc., a Delaware corporation ("Parent"), and Western Acquisition Corp., a Delaware corporation (the "Current Merger Agreement"). The proposal (the "Excluded Party Proposal") included, among other things, an Agreement and Plan of Merger, a Limited Guarantee and Company Stockholder Voting Agreements, all of which were executed by the Excluded Party and certain of its affiliates (collectively, the "Proposed Transaction Documents"). The Excluded Party Proposal expires upon certain events, including the Company’s failure to accept, execute and deliver the Proposed Transaction Documents to the Excluded Party by 12:01 a.m. Eastern Daylight Time on April 24, 2010.

The press release also announced that, on April 19, 2010, the Company’s Board of Directors determined, in accordance with the terms of the Current Merger Agreement, that the Excluded Party Proposal constitutes a "superior proposal" as such term is defined in the Current Merger Agreement. In making this determination, the Company’s Board of Directors was assisted by its financial advisor and outside legal counsel.

The press release also announced that, on April 19, 2010, the Company gave written notice (the "Notice") to Thomas H. Lee Partners, L.P. of the Company’s receipt of the Excluded Party Proposal, the Company’s Board of Directors’ determination that the Excluded Party Proposal constitutes a "superior proposal" as such term is defined in the Current Merger Agreement, and the Company’s intention to terminate the Current Merger Agreement subject to the terms of the Current Merger Agreement. Pursuant to the terms of the Current Merger Agreement, the Company is required to negotiate in good faith with Parent for a period of four business days after the business day that such Notice is received by Parent in accordance with the terms of the Current Merger Agreement such that it would cause the Excluded Party Proposal to no longer constitute a "superior proposal" as such term is defined in the Current Merger Agreement. If Parent does not favorably adjust the terms of the Current Merger Agreement, the Company expects, promptly after the expiration of the four business day negotiating period, to send a notice of termination to Parent terminating the Current Merger Agreement effective immediately and to enter into the Proposed Transaction Documents with the Excluded Party.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This filing contains "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give the Company’s current expectations or forecasts of future events. Such statements are subject to risks and uncertainties that are often difficult to predict and beyond the Company’s control, and could cause the Company’s results to differ materially from those described. These uncertainties and other factors include, but are not limited to, risks associated with the transactions contemplated by Current Merger Agreement, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Current Merger Agreement, the inability to complete the transactions contemplated by the Current Merger Agreement due to the failure to obtain shareholder approval or the failure to satisfy other conditions to completion of the transactions contemplated by the Current Merger Agreement, and the failure to obtain the necessary debt financing arrangements set forth in commitment letters received in connection with the transactions contemplated by the Current Merger Agreement. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law or the rules of the New York Stock Exchange. Accordingly, any forward-looking statement should be read in conjunction with the additional information about risks and uncertainties as discussed in the Company’s filings with the Securities and Exchange Commission (the "SEC").

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

In connection with the proposed merger with affiliates of Thomas H. Lee Partners, L.P., the Company filed a preliminary proxy statement with the SEC on March 19, 2010. When completed, a definitive proxy statement and form of proxy will be filed with the SEC and mailed to the Company's stockholders. BEFORE MAKING ANY VOTING DECISION, THE COMPANY'S STOCKHOLDERS ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT, AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT CAREFULLY BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. The Company's stockholders may obtain a free copy of the preliminary proxy statement, the definitive proxy statement (when available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov.

The Company’s stockholders may also obtain a free copy of the preliminary proxy statement, definitive proxy statement (when available) and such other documents by directing a request to Investor Relations, CKE Restaurants, Inc., 805-745-7750, or by visiting the Company’s website at www.ckr.com under "Investors/SEC Filings."

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the Company’s participants in the solicitation is set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC. Additional information regarding the interests of the Company's participants in the proposed merger, which may be different than those of the Company’s stockholders generally, is included in the preliminary proxy statement and will be contained in the definitive proxy statement when it becomes available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release, dated April 19, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKE Restaurants, Inc.

April 20, 2010	By:	/s/ Theodore Abajian

Name: Theodore Abajian
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated April 19, 2010